Exhibit 1.1

ANTHARAS INC

UNDERWRITING AGREEMENT

[●], 2025

D. Boral Capital LLC

As Representative of the several Underwriters named on Schedule A attached hereto

590 Madison Avenue, 39th Floor

New York, New York 10022

Ladies and Gentlemen:

The undersigned, Antharas Inc, an exempted company incorporated in the Cayman Islands with limited liability (collectively with its Subsidiaries (as hereinafter defined), including, without limitation, all entities disclosed or described in the Registration Statement (as hereinafter defined), the “Company”), hereby confirms its agreement (this “Agreement”) with the several underwriters (such underwriters, including the Representative (as defined below), the “Underwriters” and each an “Underwriter”) named in Schedule A hereto for which D. Boral Capital LLC is acting as the representative (in such capacity, the “Representative”). The Company hereby agrees to issue and sell an aggregate of [●] ordinary shares of the Company (“Firm Shares”), par value $0.0001 per share (“Ordinary Shares”). The Company has also granted to the Underwriters an option to purchase up to [●]1 additional Ordinary Shares, on the terms and for the purposes set forth in Section 2(c) hereof (the “Additional Shares”). The Firm Shares and any Additional Shares purchased pursuant to this Agreement are herein collectively referred to as the “Offered Securities.” The offering and sale of the Offered Securities contemplated by this Agreement is referred to herein as the “Offering.”

The Company confirms its agreement with the Underwriters as follows:

SECTION 1. Representations and Warranties of the Company.

The Company represents and warrants to the Underwriters as follows with the understanding that the same may be relied upon by the Underwriters in the Offering, as of the date hereof and as of the Closing Date (as defined below) and each Option Closing Date (as defined below), if any:

(a) Filing of the Registration Statement. The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1, and an amendment or amendments thereto (File No. 333-284297), which contains a form of prospectus to be used in connection with the Offering and sale of the Offered Securities. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto contained in the registration statement at the time such registration statement became effective, in the form in which it was declared effective by the Commission under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Securities Act Regulations”), and including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, or pursuant to the Securities Exchange Act of 1934, as amended (collectively, the “Exchange Act”) and the rules and regulations promulgated thereunder (the “Exchange Act Regulations”), is called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement,” and from and after the date and time of filing of the Rule 462(b) Registration Statement, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Such prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act after the date and time that this Agreement is executed and delivered by the parties hereto, or, if no filing pursuant to Rule 424(b) under the Securities Act is required, the form of final prospectus relating to the Offered Securities included in the Registration Statement at the effective date of the Registration Statement, is called the “Prospectus.” All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, the preliminary prospectus included in the Registration Statement (each, a “preliminary prospectus”), the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). The preliminary prospectus that was included in the Registration Statement immediately prior to the Applicable Time (as defined below) is hereinafter called the “Pricing Prospectus.” Any reference to the “most recent preliminary prospectus” shall be deemed to refer to the latest preliminary prospectus included in the registration statement. Any reference herein to any preliminary prospectus or the Prospectus or any supplement or amendment to either thereof shall be deemed to refer to and include any documents incorporated by reference therein as of the date of such reference.

1 15% of the Firm Shares

(b) “Applicable Time” means 5:00 p.m., Eastern Time, on the date of this Agreement.

(c) Compliance with Registration Requirements. The Registration Statement has been declared effective by the Commission under the Securities Act and the Securities Act Regulations on [●], 2025. The Company has complied, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information. No stop order preventing or suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

Each preliminary prospectus and the Prospectus when filed complied or will comply in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical in content to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Securities, other than with respect to any artwork and graphics that were not filed. The Registration Statement, and any post-effective amendment to the Registration Statement at the time it became effective and at all subsequent times until the expiration of the prospectus delivery period required under Section 4(a)(3) of the Securities Act, complied and will comply in all material respects with the Securities Act and the Securities Act Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date and at all subsequent times until the Underwriters have completed the Offering, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, or any post-effective amendment to either the Registration Statement, or in the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing expressly for use therein, it being understood and agreed that the only such information furnished on behalf of the Underwriters consists of (i) the name of the Underwriters contained on the cover page of the Registration Statement, the Pricing Prospectus and Prospectus; (ii) statements in the “Underwriting” section of the Prospectus relate to the names and corresponding share amounts set forth in the table of Underwriters, and (iii) the information set forth in the “Underwriting” section of the Prospectus in the “Electronic Offer, Sale and Distribution of Shares of Ordinary Shares” and “Price Stabilization, Short Positions and Penalty Bids” sections, in each case under the caption “Underwriting” in the Prospectus (the “Underwriters Information”). There are no contracts or other documents required to be described in the Registration Statement, Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement that have not been fairly and accurately described in all material respects or filed as required.

(d) Disclosure Package. The term “Disclosure Package” shall mean (i) the Pricing Prospectus, as amended or supplemented, (ii) each issuer free writing prospectus, as defined in Rule 433 under the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Schedule B hereto, (iii) the pricing terms set forth in Schedule C to this Agreement, and (iv) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of the Applicable Time, the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with the Underwriters Information.

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(e) Company Not Ineligible Issuer. (i) At the time of filing the Registration Statement and (ii) as of the date of the execution and delivery of this Agreement, the Company was not and is not an Ineligible Issuer (as defined in Rule 405 under the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary that the Company be considered an Ineligible Issuer.

(f) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus includes any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with the Underwriters Information.

(g) Offering Materials Furnished to the Underwriters. The Company has delivered to the Underwriters copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and each preliminary prospectus and the Prospectus, as amended or supplemented, in such quantities and at such places as the Underwriters have reasonably requested in writing.

(h) Distribution of Offering Material by the Company. The Company has not distributed or authorized the distribution of, and will not distribute, prior to the completion of the Underwriters’ purchase of the Offered Securities, any offering material in connection with the offering and sale of the Offered Securities other than a preliminary prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Underwriters, and the Registration Statement.

(i) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(j) Authorization of the Offered Securities. The Offered Securities to be sold by the Company through the Underwriters have been duly and validly authorized by all required corporate action and have been reserved for issuance and sale pursuant to this Agreement and, when so issued and delivered by the Company, will be validly issued, fully paid and non-assessable, free and clear of all Liens (as defined below under Section l(r)) imposed by the Company. The Company has sufficient authorized and unissued Ordinary Shares for the issuance of the maximum number of Offered Securities issuable pursuant to the Offering as described in the Prospectus.

(k) No Applicable Registration or Other Similar Rights. Except as described in the Registration Statement, the Disclosure Package, and the Prospectus, there are no persons with registration or other similar rights to have any securities of the Company registered for sale under the Registration Statement.

(l) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, subsequent to the respective dates as of which information is given therein: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, prospects or operations, whether or not arising from transactions in the ordinary course of business, of the Company (any such change, a “Material Adverse Change”) and any resulting effect, a “Material Adverse Effect”); (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company in respect of its share capital.

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(m) Independent Accountant. UHY Malaysia PLT, independent registered public accounting firm (the “Accountant”), which has expressed its opinions with respect to the audited financial statements (which term as used in this Agreement includes the related notes thereto) of the Company filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the Prospectus, is an independent registered public accounting firm as required by the Securities Act and the Exchange Act.

(n) Preparation of the Financial Statements. The historical financial statements of the Company, respectively, filed with the Commission as a part of the Registration Statement and included in the Disclosure Package and the Prospectus, present fairly in all material respects, the information provided as of and at the dates and for the periods indicated (provided that unaudited interim financial statements are subject to year-end audit adjustments that are not expected to be material in the aggregate and do not contain all footnotes required by International Financial Reporting Standards (“IFRS”)). Such financial statements comply as to form with the applicable accounting requirements of the Securities Act and the Securities Act Regulations and have been prepared in conformity with IFRS applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto or in the case of unaudited interim financial statements which are subject to normal year end audit adjustments that are not expected to be material in the aggregate. Except as included therein, no other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement. Each item of historical financial data relating to the operations, assets or liabilities of the Company set forth in summary form in each of the preliminary prospectuses and the Prospectus fairly presents such information on a basis consistent with that of the complete financial statements contained in the Registration Statement.

(o) Incorporation and Good Standing. The Company has been duly incorporated or formed and is validly existing and in good standing with the registrar of companies of the Cayman Islands as a company limited by shares under the laws of the Cayman Islands and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. As of the Applicable Time and the Closing Date (as defined below), the Company does not own or control, directly or indirectly, any corporation, association or other entity that is not otherwise disclosed in the Registration Statement, the Disclosure Package, or the Prospectus.

(p) Capitalization and Other Share Capital Matters. The authorized, issued and outstanding share capital of the Company is as set forth in each of the Registration Statement, the Disclosure Package and the Prospectus. The Ordinary Shares conform, and, when issued and delivered as provided in this Agreement, the Offered Securities will conform, in all material respects to the description thereof contained in each of the Registration Statement, the Disclosure Package and the Prospectus. All of the issued and outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with applicable laws. None of the outstanding Ordinary Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. The Depository Trust Company (the “DTC”) has authorized the Ordinary Shares for delivery through its full fast transfer facilities. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any share capital of the Company other than those described in the Disclosure Package and the Prospectus. The description of the Company’s stock option and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. No further approval from Nasdaq or authorization of any shareholder, the Company’s board of directors or others is required for the issuance and sale of the Offered Securities. Except as set forth in the Registration Statement, the Disclosure Package, and the Prospectus, there are no shareholders agreements, voting agreements or other similar agreements with respect to the Ordinary Shares to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

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(q) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Company is not in violation of its memorandum and articles of association, as amended from time to time, or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which it is a party or by which it may be bound (including, without limitation, any agreement or contract filed as an exhibit to the Registration Statement or to which any of the property or assets of the Company are subject (each, an “Existing Instrument”)), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Registration Statement, the Disclosure Package and the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the memorandum and articles of association of the Company, as amended from time to time, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, except in the case of each of clauses (ii) and (iii), to the extent such conflict, breach, Default or violation could not reasonably be expected to result in a Material Adverse Effect. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Registration Statement, the Disclosure Package and the Prospectus, except the registration or qualification of the Offered Securities under the Securities Act and applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority (“FINRA”).

(r) Subsidiaries. Each of the Company’s direct and indirect subsidiaries (each a “Subsidiary” and collectively, the “Subsidiaries”) has been identified on Schedule E hereto. Except as otherwise disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, there is no entity which the Company indirectly controls through contractual arrangements. Each of the Subsidiaries has been duly formed, is validly existing and in good standing under the laws of the jurisdiction of its incorporation or has been duly formed and validly exists under the laws of the jurisdiction of its formation, has full power and authority (corporate or otherwise) to own its property and to conduct its business as described in the Registration Statement, the Disclosure Package, and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not result in a Material Adverse Change on the Company and its Subsidiaries, taken as a whole. Except as otherwise disclosed in the Disclosure Package and the Prospectus, all of the equity interests of each Subsidiary have been duly and validly authorized and issued, are owned or controlled directly or indirectly by the Company, are fully paid in accordance with its respective memorandum and articles of association or other charter documents, non-assessable and are free and clear of all liens, encumbrances, equities or claims (“Liens”). None of the outstanding share capital or equity interest in any Subsidiary was issued in violation of preemptive or similar rights of any security holder of such Subsidiary. All of the constitutive, charter or organizational documents of each of the Subsidiaries comply with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. Apart from the Subsidiaries, the Company has no direct or indirect subsidiaries or any other company over which it has direct or indirect effective control. Other than the Subsidiaries, the Company does not directly or indirectly control any entity through contractual arrangements or otherwise such that the entity would be deemed a consolidated affiliated entity whose financial results would be consolidated under IFRS with the financial results of the Company on the consolidated financial statements of the Company, regardless of whether the Company directly or indirectly owns less than a majority of the equity interests of such person.

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(s) No Material Actions or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (collectively, “Actions”) pending or, to the Company’s knowledge, threatened (i) against the Company or any Subsidiary, (ii) which have as the subject thereof any officers, directors (in such capacities) or key employees of the Company or any of its Subsidiaries or any of the properties owned or leased by the Company or any Subsidiaries, where in any such case (A) there is a reasonable possibility that such Action might be determined adversely to the Company or any Subsidiary, and (B) any such Action, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. Except as otherwise disclosed in the Disclosure Package and the Prospectus, no material labor dispute with the employees of the Company or any Subsidiary exists or, to the Company’s knowledge, is threatened or imminent. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer of the Company, to the knowledge of the Company, is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters which results in or will reasonably be expected to result in a Material Adverse Effect on the Company. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company and its Subsidiaries are in compliance with all applicable laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Neither the Company or any Subsidiary, nor any director or officer thereof, is or has within the last ten years been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

(t) Intellectual Property Rights. Each of the Company and its Subsidiaries owns, possesses or licenses, and otherwise has legally enforceable rights to use all patents, patent applications, trademarks, trade names, copyrights, domain names, licenses, approvals and trade secrets (collectively, “Intellectual Property Rights”) reasonably necessary to conduct its business as now conducted or, otherwise, as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, except to the extent such failure to own, possess or have other rights to use such Intellectual Property would not be expected to result in a Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus: (i) the Company and its Subsidiaries have not received any written notice of infringement or conflict with asserted Intellectual Property Rights of others; (ii) the Company and its Subsidiaries are not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, Disclosure Package and the Prospectus and are not described in all material respects; (iii) none of the technology employed by the Company and its Subsidiaries has been obtained or is being used by the Company and its Subsidiaries in violation of any contractual obligation binding on the Company and its Subsidiaries or, to the Company’s knowledge, in violation of the rights of any persons; and (iv) the Company and its Subsidiaries are not subject to any judgment, order, writ, injunction or decree of any court or any governmental department, commission, board, bureau, agency or instrumentality, or any arbitrator, nor has it entered into nor is either a party to any agreement made in settlement of any pending or threatened litigation, which materially restricts or impairs the use of any Intellectual Property Rights.

(u) All Necessary Permits, etc. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company and its Subsidiaries possess such valid and current certificates, authorizations or permits issued by the applicable regulatory agencies or bodies necessary to conduct their respective business, and have made all declarations and filings with, the appropriate national, regional, local or other governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or assets or the conduct of their respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus, except where lack of the licenses would not have, individually or in aggregate, a Material Adverse Effect. The Company and its Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such licenses, and the Company has no reason to believe that such licenses will not be renewed in the ordinary course of businesses that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect. Such licenses are valid and in full force and effect and contain no materially burdensome restrictions or conditions not described in the Registration Statement, the Disclosure Package or the Prospectus.

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(v) Title to Properties. Except as otherwise disclosed in the Registration Statement, the Disclosure Package, and the Prospectus, the Company and its Subsidiaries have good and marketable title to all the properties and assets reflected as owned by it in the financial statements referred to in Section 1(n) above (or elsewhere in the Registration Statement, the Disclosure Package and the Prospectus), in each case free and clear of any security interest, mortgage, lien, encumbrance, equity, adverse claim or other defect, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its Subsidiaries. The real property, improvements, equipment and personal property held under lease by the Company and its Subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company and its Subsidiaries.

(w) Tax Law Compliance. The Company and its Subsidiaries have filed all necessary income tax returns or has timely and properly filed requested extensions thereof and each has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it in all material respects. Specifically, to the knowledge of the Company, no tax deficiency has been determined adversely, or could reasonably be expected to be determined adversely, to the Subsidiaries, for the fiscal years ended December 31, 2024, 2023, and 2022 which could reasonably be expected to individually or in aggregate have a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(n) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined.

(x) Company Not an “Investment Company.” The Company is not, and after giving effect to payment for the Offered Securities and the application of the proceeds as contemplated under the caption “Use of Proceeds” in each of the Registration Statement, the Disclosure Package and the Prospectus will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(y) FINRA Affiliation. No officer, director or any beneficial owner of 10% or more of the Company’s unregistered securities has any direct or indirect affiliation or association with any Participating Member (as defined under FINRA rules). The Company will advise the Representative and its counsel, if it learns that any officer, director or owner of 10% or more of the Company’s outstanding Ordinary Shares is or becomes an affiliate or registered person of a Participating Member.

(z) Insurance. Each of the Company and the Subsidiaries is insured against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which they are engaged, which, in each case, the Company reasonably believes are adequate and customary for companies engaged in similar businesses. The Company reasonably believes that it will be able, in all material respects, (i) to renew its or their existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its or their business as now conducted at a cost that would not have a Material Adverse Effect, except in each case as described in each of the Registration Statement, the Disclosure Package and the Prospectus.

(aa) Related Party Transactions. There are no business relationships or related-party transactions, directly or indirectly, involving the Company or its Subsidiaries with any related person required to be described or filed in the Registration Statement, or described in the Disclosure Package or the Prospectus, that have not been as set forth in the Registration Statement, the Prospectus and the Pricing Prospectus.

(bb) Disclosure Controls and Procedures. Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has established and maintains applicable disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act Regulations) designed to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company is not aware of (a) any significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

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(cc) Company’s Accounting System. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company maintains a system of accounting controls designed to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd) Money Laundering Law Compliance. Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the operations of the Company are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the United States Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company conducts business, and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any competent governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to any Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ee) OFAC. (i) Neither the Company and its Subsidiaries, nor, to the knowledge of the Company, any director, officer, employee or affiliate of the Company and its Subsidiaries, or any other person authorized to act on behalf of the Company, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

A. the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), His Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor

B. located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Russia, Sudan and Syria).

(ii) The Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person:

A. to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

B. in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the Offering, whether as underwriter, advisor, investor or otherwise).

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(ff) Foreign Corrupt Practices Act. Neither the Company and its Subsidiaries nor, to the knowledge of the Company, any director, officer, or employee or affiliate of the Company and its Subsidiaries, or any other person authorized to act on behalf of the Company has, directly or indirectly, taken any action that (i) would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or otherwise subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding; (ii) if done in the past, might reasonably be expected to have a Material Adverse Effect or (iii) if continued in the future, might reasonably be expected to materially and adversely affect the assets, business, or operations of the Company. The foregoing includes, without limitation, giving or agreeing to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding.

(gg) Internal Control and Compliance with Sarbanes-Oxley Act of 2002. The Company its Subsidiaries, and the Company’s board of directors have taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, the Company is in full compliance with any provision applicable to it of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications required under the Sarbanes-Oxley Act. The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) to comply with applicable laws and regulations, including, without limitation, the Securities Act, the Exchange Act, the Sarbanes-Oxley Act, the rules and regulations of the Commission, and the rules of Nasdaq.

(hh) Exchange Act Filing. A registration statement in respect of the Ordinary Shares has been filed on Form 8-A (the “Form 8-A Registration Statement”) pursuant to Section 12(b) of the Exchange Act, which registration statement complies in all material respects with the Exchange Act. The Form 8-A Registration Statement and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

(ii) Foreign Private Issuer Status. The Company is a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.

(jj) Earning Statements. The Company will make generally available (which includes filings pursuant to the Exchange Act made publicly through the EDGAR system) to its security holders as soon as practicable, but in any event not later than sixteen (16) months after the end of the Company’s current fiscal year, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(kk) Periodic Reporting Obligations. During the Prospectus Delivery Period (defined herein), the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Firm Shares as may be required under Rule 463 under the Securities Act.

(ll) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Offered Securities.

(mm) Foreign Tax Compliance. Except as otherwise disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no transaction, stamp, capital or other issuance, registration, transaction, transfer or withholding taxes or duties are payable in mainland China, Malaysia or the Cayman Islands or to any Chinese, Malaysian or Cayman Islands taxing authority in connection with the issuance, sale and delivery of the Offered Securities, and the delivery of the Offered Securities to or for the account of the Underwriters.

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(nn) Compliance with PRC Overseas Investment and Listing Rules and Regulations. Except as otherwise disclosed in the Disclosure Package and the Prospectus, the Company and its Subsidiaries have taken reasonable steps to cause each of the Company’s principal shareholders, directors and officers that is, or directly or indirectly controlled by, a PRC resident or citizen, to comply with any applicable rules and regulations of relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission, the China Securities Regulatory Commission (“CSRC”)), and the State Administration of Foreign Exchange (“SAFE”)) relating to overseas investment by PRC residents and citizens (collectively, the “PRC Overseas Investment and Listing Rules and Regulations”), including, without limitation, taking reasonable steps to require each such person that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen, to complete any registration, to timely report material changes, and to complete other procedures required by any relevant PRC government agencies under any applicable PRC Overseas Investment and Listing Rules and Regulations. The Company is aware of and has been advised as to the content of the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies and five ancillary interpretive guidelines promulgated by the CSRC (collectively, the “Trial Measures”). The Company has received legal advice specifically with respect to the Trial Measures from its PRC counsel and based on such legal advice, the Company confirms with the Underwriters that the Company is not subject to the Trial Measures.

(oo) [Reserved].

(pp) Accuracy of Directors’ and Officers’ Questionnaires (D&O Questionnaires); Lock-ups; Certificates. To the Company’s knowledge, all information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s directors and officers prior to the Offering (the “Insiders”) as well as in the Lock-Up Agreement in the form attached hereto as Exhibit A provided to the Representative is true and correct in all respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires or Lock-Up Agreement completed by each Insider to become inaccurate and incorrect.

Any certificate signed by an officer of the Company and delivered to the Representative or to the Representative’s counsel shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters set forth therein. The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsels to the Company will rely upon the accuracy and truthfulness of the foregoing representations and each hereby consents to such reliance.

(qq) Solvency. Based on the consolidated financial condition of the Company as of the Applicable Time and as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Offered Securities hereunder, the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, are sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from each Closing Date. The Registration Statement and the Prospectus set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with IFRS. Except as set forth in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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(rr) Regulation M Compliance. Neither the Company nor any of its Subsidiaries has, and to their knowledge, no one authorized to act on their behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Offered Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Offered Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Underwriters in connection with the Offering.

(ss) EGC Status and Testing the Waters Communications. From the time of the initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing the Waters Communication (as defined below)) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act. “Testing the Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. The Company (a) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Underwriters with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (b) has not authorized anyone other than the Underwriters to engage in Testing-the-Waters Communications. The Company reconfirms that the Underwriters have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications (as defined below) other than those listed on Schedule F hereto. “Written Testing the Waters Communication” means any Testing the Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. As of the time of each sale of the Offered Securities in connection with the Offering when the Prospectus is not yet available to prospective purchasers, no individual Written Testing the Waters Communications, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(tt) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries owns or controls, directly or indirectly, five percent or more of the outstanding shares of any class of voting securities or 25% or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(uu) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify the same upon the Underwriters’ request.

(vv) Margin Securities. The Company owns no “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the Offering will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Offered Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(ww) Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

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(xx) No Fiduciary Duties. The Company acknowledges and agrees that the Underwriters’ responsibility to the Company is solely contractual in nature and that none of the Underwriters or their respective affiliates or any selling agent shall be deemed to be acting in a fiduciary capacity, or otherwise owes any fiduciary duty to the Company or any of its affiliates in connection with the Offering and the other transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, the Company acknowledges that the Underwriters may have financial interests in the success of the Offering that are not limited to the difference between the price to the public and the purchase price paid to the Company by the Underwriters for the Offered Securities and the Underwriters have no obligation to disclose, or account to the Company for, any of such additional financial interests. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

(yy) No Finder’s Fee. There are no contracts, agreements, or understandings between the Company or its Subsidiaries and any other person that would give rise to a valid claim against the Company or its Subsidiaries or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this Offering, or any other arrangements, agreements, understandings, payments, or issuance with respect to the Company, or its Subsidiaries, or any of their respective officers, directors, shareholders, partners, employees or related parties that may affect the Underwriters’ compensation as determined by FINRA.

(zz) Forward-looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Disclosure Package, the Prospectus, or shall be contained in any amendments and supplements thereof, has been made, or will be made, without a reasonable basis, as reasonably determined by the Company in good faith at the time such statement is made or will be made.

(aaa) Scheme or Arrangement with Shareholders. None of the Company, its Subsidiaries, or its affiliates is a party to any scheme or arrangement through which shareholders or potential shareholders are being loaned, given or otherwise having money made available for the purchase of shares whether before, in or after the Offering. None of the Company, its Subsidiaries, or its affiliates is aware of any such scheme or arrangement, regardless of whether it is a party to a formal agreement.

(bbb) Directors’ & Officers’ Insurance (D&O Insurance). The Company agrees to purchase officers’ and directors’ insurance within 30 days after the Closing (as defined below), and shall maintain such insurance for each of the officers and directors of the Company with liability levels reasonably acceptable to the Company and the Representative in a manner consistent with the Company’s business and industry standards.

(ccc) Financial Public Relations Firm. As of the date of this Agreement, the Company shall have retained a financial public relations firm reasonably acceptable to the Representative and the Company, which firm shall be experienced in assisting issuers in initial public offerings of securities and in their relations with their security holders. The Representative acknowledges that [●] is acceptable to the Representative.

[(ddd) No Covered Activities. The Company does not currently engage in, has no current intention of engaging in, and shall not engage in the design, fabrication, development, testing, production, manufacture, installation, sale or packaging of one or more “covered national security technologies and products” (including, but not limited to, semiconductors and microelectronics, quantum information technologies, or artificial intelligence systems) within the meaning of Executive Order 14105 of August 9, 2023, including all implementing regulations thereof, codified at 31 C.F.R. Part 850.]

[(eee) No Covered Foreign Person. The Company is not and shall not become a “covered foreign person” within the meaning of Executive Order 14105 of August 9, 2023, including all implementing regulations thereof, codified at 31 C.F.R. Part 850.]

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(fff) Operating and Other Data. All operating and other data pertaining to the Registration Statement, the Disclosure Package and the Prospectus are true and accurate in all respects.

(ggg) Third-party Data. Any statistical, industry-related and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus is based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agrees with the sources from which it is derived, and the Company has obtained the written consent for the use of such data from such sources to the extent required.

(hhh) Compliance with Environmental Laws. The Company and its Subsidiaries are (a) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (b) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (c) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not have a Material Adverse Effect.

(iii) Compliance with Law, Constitutive Documents and Contracts. Neither the Company nor any of the Subsidiaries is (a) in breach or violation of any provision of applicable law (including, but not limited to, any applicable law concerning information collection and user privacy protection) or (b) in breach or violation of its respective constitutive documents, or (c) in default under (nor has any event occurred that, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) any agreement or other instrument that is binding upon the Company or any of the Subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of the Subsidiaries, except in the cases of (a) and (c) above, where any such breach, violation or default would not have a Material Adverse Effect.

SECTION 2. Firm Shares; Additional Shares.

(a) Purchase of Firm Shares. Based on the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters the Firm Shares at a purchase price (net of discounts) of [●] per share2 with respect to investors introduced to the Company by the Underwriters and [●] per share3 with respect to investors introduced solely by the Company. The Underwriters agree to subscribe for and purchase from the Company the Firm Shares set forth opposite their respective names on Schedule A attached hereto and made a part hereof. The aggregate purchase price for the Firm Shares shall equal the amount set forth opposite the name of each such Underwriter on Schedule A attached hereto.

(b) Delivery of and Payment for Firm Shares. Issuance and delivery of and payment for the Firm Shares shall be made at 10:00 A.M., Eastern Time, on the second (2nd) Business Day (as defined herein) following the Applicable Time, or at such time as shall be agreed upon by the Representative and the Company, at the offices of the Representative’s counsel, Ortoli Rosenstadt LLP, or at such other place as shall be agreed upon by the Representative and the Company. The hour and date of issue and delivery of and payment for the Firm Shares is called the “Closing Date.” The closing of the payment of the purchase price for and issue of the Firm Shares is referred to herein as the “Closing.” Payment for the Firm Shares shall be made on the Closing Date by wire transfer in federal (same day) funds upon (i) the entry of the name of the Underwriters (or their nominees) in the register of members of the Company and (ii) delivery to the Underwriters of either certificates (in form and substance reasonably satisfactory to the Underwriters) representing the Firm Shares or if uncertificated through the full fast transfer facilities of DTC for the account of the Underwriters. The Firm Shares shall be registered in such names and in such denominations as the Underwriters may request in writing at least two (2) Business Days prior to the Closing Date. If certificated, the Company will permit the Underwriters to examine and package the Firm Shares for delivery at least one (1) full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Shares except upon tender of payment by the Underwriters for all the Firm Shares. The term “Business Day” means any day other than a Saturday, a Sunday, a legal holiday in the United States, or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

2 93.0% of the initial public offering price

3 96.0% of the initial public offering price

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(c) Additional Shares. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the Underwriters an option (the “Over-allotment Option”) exercisable for 45 days from the Closing Date, to purchase up to [●] Additional Shares (15% of the Firm Shares), in each case solely for the purpose of covering over-allotments of such securities, if any. The Over-allotment Option is, at the Representative’s sole discretion, for Additional Shares.

(d) Exercise of Over-allotment Option. The Over-allotment Option granted pursuant to Section 2(c) hereof may be exercised by the Representative on or within 45 days from the Closing Date. The purchase price to be paid per Additional Shares shall be equal to the price per Firm Share in Section 2(a). The Underwriters shall not be under any obligation to purchase any Additional Shares prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of oral or written notice to the Company from the Representative, which shall be confirmed in writing via overnight mail or other electronic transmission, setting forth the number of Additional Shares to be purchased and the date and time for delivery of and payment for the Additional Shares (the “Option Closing Date”), which shall not be later than five (5) full Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of the Representative’s counsel or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Additional Shares does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option with respect to all or any portion of the Additional Shares, subject to the terms and conditions set forth herein, (i) the Company shall become obligated to sell to the Underwriters the number of Additional Shares specified in such notice and (ii) the Underwriters shall purchase that portion of the total number of Additional Shares.

(e) Delivery and Payment of Additional Shares. Payment for the Additional Shares shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Additional Shares (or through the full fast transfer facilities of DTC) for the account of the Representative. The Additional Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full Business Days prior to the Option Closing Date. The Company shall not be obligated to sell or deliver the Additional Shares except upon tender of payment by the Underwriters for applicable Additional Shares. The Option Closing Date may be simultaneous with, but not earlier than, the Closing Date; and in the event that such time and date are simultaneous with the Closing Date, the term “Closing Date” shall refer to the time and date of delivery of both the Firm Shares and Additional Shares.

(f) Underwriting Discount. In consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters, with respect to any Offered Securities sold to investors in this Offering, four percent (4.0%) of the gross proceeds of this Offering raised from investors that are solely introduced by the Company and seven percent (7.0%) of the gross proceeds of this Offering raised by the Underwriters.

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SECTION 3. Covenants of the Company.

The Company covenants and agrees with each of the Underwriters as follows:

(a) Underwriters’ Review of Proposed Amendments and Supplements. During the period beginning at the Applicable Time and ending on the later of the Closing Date or such date as, in the opinion of the Representative’s counsel, the Prospectus is no longer required by law to be delivered in connection with sales by the Underwriters or selected dealers, including under circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement or the Prospectus, including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act, the Company shall furnish to the Underwriters for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Underwriters reasonably object.

(b) Securities Act Compliance. After the date of this Agreement, during the Prospectus Delivery Period, the Company shall promptly advise the Underwriters in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Pricing Prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order or notice preventing or suspending the use of the Registration Statement, the Pricing Prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Offered Securities from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use best efforts to obtain the lifting of such order at the earliest possible moment or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder and will confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission.

(c) Exchange Act Compliance. During the Prospectus Delivery Period, to the extent the Company becomes subject to reporting obligation under the Exchange Act, the Company shall file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(d) Amendments and Supplements to the Registration Statement, Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Disclosure Package or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in light of the circumstances under which they were made, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Disclosure Package or the Prospectus, in order to make the statements therein, in light of the circumstances under which they were made, as the case may be, not misleading, or if in the opinion of the Underwriters it is otherwise necessary to amend or supplement the Registration Statement, the Disclosure Package or the Prospectus, or to file a new registration statement containing the Prospectus, in order to comply with law, including in connection with the delivery of the Prospectus, the Company agrees to (i) notify the Underwriters of any such event or condition (unless such event or condition was previously brought to the Company’s attention by the Underwriters during the Prospectus Delivery Period) and (ii) promptly prepare (subject to Section 3(a) and Section 3(f) hereof), file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters and to dealers, amendments or supplements to the Registration Statement, the Disclosure Package or the Prospectus, or any new registration statement, necessary in order to make the statements in the Disclosure Package or the Prospectus as so amended or supplemented, in light of the circumstances under which they were made, as the case may be, not misleading or so that the Registration Statement, the Disclosure Package or the Prospectus, as amended or supplemented, will comply with law.

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(e) Permitted Free Writing Prospectuses. The Company represents that it has not made, and agrees that, unless it obtains the prior written consent of the Underwriters, it will not make, any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the Securities Act; provided that the prior written consent of the Underwriters hereto shall be deemed to have been given in respect of each free writing prospectuses listed on Schedule B hereto. Any such free writing prospectus consented to by the Underwriters is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(f) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Underwriters, without charge, during the Prospectus Delivery Period, as many copies of each of the preliminary prospectuses, the Prospectus and the Disclosure Package and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as the Underwriters may reasonably request.

(g) Use of Proceeds. The Company shall apply the net proceeds from the issue and sale of the Offered Securities sold by it in the manner described under the caption “Use of Proceeds” in the Registration Statement, the Disclosure Package and the Prospectus.

(h) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Offered Securities.

(i) Internal Controls. The Company will maintain a system of internal accounting controls designed to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with IFRS and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The internal controls, upon consummation of the Offering, will be, overseen by the Audit Committee (the “Audit Committee”) of the Board in accordance with the rules of the Nasdaq Stock Market (“Nasdaq”).

(j) Exchange Listing Compliance. The Ordinary Shares have been duly authorized for listing on the Nasdaq Capital Market, subject to official notice of issuance. The Company is in material compliance with the provisions of the rules and regulations promulgated by Nasdaq and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements (to the extent applicable to the Company as of the date hereof, the Closing Date or the Option Closing Date; and subject to all exemptions and exceptions from the requirements thereof as are set forth therein, to the extent applicable to the Company). Without limiting the generality of the foregoing and subject to the qualifications above: (i) all members of the Company’s board of directors who are required to be “independent” (as that term is defined under applicable laws, rules and regulations), including, without limitation, all members of each of the audit committee, compensation committee and nominating committee of the Company’s board of directors, meet the qualifications of independence as set forth under such laws, rules and regulations, (ii) the audit committee of the Company’s board of directors has at least one (1) member who is an “audit committee financial expert” (as that term is defined under such laws, rules and regulations), and (iii) that, based on discussions with Nasdaq, the Company meets all requirements for listing on the Nasdaq Capital Market.

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(k) Future Reports to the Underwriters. For one (1) year after the date of this Agreement, the Company will furnish, if not otherwise available on EDGAR, to the Representative at such addresses and contacts provided in Section 13 of this Agreement: (i) as soon as practicable after the end of each fiscal year, copies of the annual report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, annual report on Form 20-F, semi-annual financial statements using a Form 6-K or other report filed by the Company with the Commission; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its share capital.

(l) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(m) Existing Lock-Up Agreements. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no existing agreements between the Company and its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company’s securities. The Company will direct the transfer agent to place stop transfer restrictions upon the securities of the Company that are bound by such “lock-up” agreements for the duration of the periods contemplated therein.

(n) Company Lock-Up.

(i) The Company, on behalf of the Company itself and any successor entity will not, without the prior written consent of the Representative, from the date of execution of this Agreement and continuing for a period of one hundred eighty (180) days after the Closing Date (the “Lock-Up Period”), (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares of the Company; (ii) file or caused to be filed any registration statement with the Commission relating to the offering of any Ordinary Shares of the Company or any securities convertible into or exercisable or exchangeable for Ordinary Shares of the Company; (iii) complete any offering of debt securities of the Company, other than entering into a line of credit with a traditional bank or (iv) enter into any swap or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or any such other securities of the Company, whether any such transaction described in clause (i), (ii), (iii) or (iv) above is to be settled by delivery of Ordinary Shares or such other securities of the Company, in cash or otherwise. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

(ii) The restrictions contained in Section 3(n)(i) hereof shall not apply to: (i) the Offered Securities to be sold hereunder, (ii) the issuance by the Company of Ordinary Shares upon the exercise of a stock option or warrant or the conversion of a security outstanding on the date hereof and disclosed in the Registration Statement, the Disclosure Package or the Prospectus, and (iii) the issuance by the Company, or the filing by the Company of a registration statement related thereto, of stock options or shares of the Company under any equity compensation plan or incentive plan of the Company adopted and approved by a majority of the disinterested directors of the Company.

(o) [Reserved].

(p) Exchange Listing. The Company shall use its best efforts to maintain the listing of the Ordinary Shares on the Nasdaq Capital Market and shall not voluntarily delist the Ordinary Shares on the Nasdaq Capital Market for at least two (2) years from the Closing (the “Listing Period”). The Company further agrees, if during the Listing Period, the Company applies to have the Ordinary Shares traded on any of the following markets or exchanges, including the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing) (each “Other Trading Market”), it will then include in such application all of the Offered Securities, and will take such other action as is necessary to cause all of such securities to be listed or quoted on such Other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Ordinary Shares on such Other Trading Market during the Listing Period and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such Other Trading Market. During the Listing Period, the Company agrees to maintain the eligibility of the Ordinary Shares for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

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(q) Continuance of Independent Accountant. The Company shall continue to retain a nationally recognized independent registered public accounting firm for a period of at least three (3) years after the Closing. Such independent accountant shall be reasonably acceptable to the Representative. The Representative acknowledges that the Accountant, UHY Malaysia PLT, an independent registered accounting firm, is acceptable to the Representative.

SECTION 4. Payment of Fees and Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay all costs, fees and expenses incurred in connection with the transactions contemplated hereby, including without limitation (a) all filing fees and expenses relating to the registration of the Ordinary Shares to be sold in this Offering with the SEC and the filing of the offering materials with FINRA; (b) all fees and expenses relating to the listing of the Ordinary Shares on the Nasdaq Capital Market; (c) all fees, expenses and disbursements relating to the registration or qualification of such Ordinary Shares under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of Representative’s “blue sky” counsel) unless such filings are not required in connection with the Company’s listing on a national exchange; (d) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Ordinary Shares under the securities laws of such foreign jurisdictions as the Representative may reasonably designate; (e) the costs of all preparation, mailing, printing, filing, shipping and distribution of the offering documents, including but not limited to the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, each preliminary prospectus and the Prospectus, and all amendments and supplements thereto, and this Agreement; (f) transfer and/or stamp taxes, if any, payable upon the transfer of the Ordinary Shares from the Company to the Underwriters; (g) the fees and expenses of the Company’s accountants; (h) up to $20,000 of the Underwriters’ actual accountable roadshow expenses and due diligence expenses for the offering; (i) the $29,500 cost associated with the Underwriters’ use of Ipreo Inc.’s book building, prospectus tracking and compliance software for the offering; (j) the costs associated with bound volumes of the offering materials as well as commemorative mementos and lucite tombstones in an aggregate amount not to exceed $5,000; and (k) the fees for the Representative’s counsel, in an amount not to exceed a limit of $150,000 (if the offering is consummated); (l) all fees, expenses, and disbursements relating to background checks of the Company’s directors and officers in an amount not to exceed $10,000 in the aggregate; and (m) the Underwriters’ reasonable travel and lodging expenses, associated with road show trips and presentations. The maximum amount of expenses to be paid and/or reimbursed by the Company to the Underwriters pursuant to clauses (h) through (m) of this Section 4 shall not exceed $250,000. For the sake of clarity, it is understood and agreed that the Company shall be responsible for the Underwriters’ accountable expenses actually incurred in compliance with FINRA Rule 5110(g)(5)(A), including but not limited to external counsel legal costs detailed in this Section irrespective of whether the Offering is consummated or not, subject to a maximum amount of $50,000 in the event that there is not a Closing. Any unused portion of the advances paid by the Company to the Underwriters prior to the date hereof, including an expense advance to the Underwriters of $50,000, shall be returned to the Company to the extent the Representative’s out-of-pocket accountable expenses are not actually incurred in accordance with FINRA Rule 5110(g)(4)(A). Additionally, on the Closing Date and the Option Closing Date, if any, the Company shall pay the Underwriters a non-accountable expense allowance in the amount equal to 0.5% of the gross proceeds of this Offering.

SECTION 5. Conditions of the Obligations of the Underwriters. The obligations of the Underwriters to subscribe for and purchase the Offered Securities as provided herein on the Closing Date and each Option Closing Date shall be subject to (1) the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the Closing Date or the Option Closing Date as though then made; (2) the timely performance by the Company of its covenants and other obligations hereunder; (3) no objections from FINRA as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement; and (4) each of the following additional conditions:

(a) Accountant’s Comfort Letter. On the date hereof, the Representative shall have received from the Accountant, a letter dated the date hereof addressed to the Representative, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to Representative, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus.

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(b) Effectiveness of Registration Statement; Compliance with Registration Requirements; No Stop Order. During the period from and after the execution of this Agreement to and including the Closing Date or the Option Closing Date, as applicable:

(i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; and

(ii) no stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission.

(c) No Material Adverse Change. For the period from and after the date of this Agreement to and including the Closing Date and each Option Closing Date, in the reasonable judgment of the Representative there shall not have occurred any Material Adverse Change.

(d) CFO Certificate. On the Closing Date and/or the Option Closing Date, the Representative shall have received a written certificate executed by the Chief Financial Officer of the Company, dated as of such date, on behalf of the Company, with respect to certain financial data contained in the Registration Statement, Disclosure Package and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representative.

(e) Officers’ Certificate. On the Closing Date and/or the Option Closing Date, if any, the Representative shall have received a written certificate executed by the Chief Executive Officer and the Chief Financial Officer of the Company, dated as of such date, to the effect that the signers of such certificate have reviewed the Registration Statement, the Disclosure Package and the Prospectus and any amendment or supplement thereto, each Issuer Free Writing Prospectus and this Agreement, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of such Closing Date or Option Closing Date, if applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as applicable;

(ii) No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Offered Securities or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States; and

(iii) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been: (a) any Material Adverse Change; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the share capital (except changes thereto resulting from the exercise of outstanding options or warrants or conversion of outstanding indebtedness into Ordinary Shares of the Company) or outstanding indebtedness of the Company or any Subsidiary (except for the conversion of such indebtedness into Ordinary Shares); (e) any dividend or distribution of any kind declared, paid or made on Ordinary Shares; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

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(f) CEO Certificate. On the Closing Date and/or the Option Closing Date, the Representative shall have received a certificate of the Company signed by the Chief Executive Officer of the Company, dated as of such date, certifying: (i) that each of the Company’s memorandum and articles of association, as amended and restated, attached to such certificate is true and complete, has not been modified and is in full force and effect; (ii) that each of the Subsidiaries’ articles of association, memorandum of association or any equivalent charter documents attached to such certificate is true and complete, has not been modified and is in full force and effect; (iii) that the resolutions of the Company’s board of directors relating to the Offering attached to such certificate are in full force and effect and have not been modified; and (iv) the good standing of the Company and each of the Subsidiaries ( except in such jurisdictions where the concept of good standing or its equivalent is not applicable). The documents referred to in such certificate shall be attached to such certificate. The certificate(s) evidencing the good standing status shall have an issuance date not more than three (3) Business Days earlier than the Closing Date and/or the Option Closing Date.

(g) Bring-down Comfort Letter. On each of the Closing Date and/or the Option Closing Date, the Representative shall have received from the Accountant, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that the Accountant reaffirms the statements made in the letter furnished by it pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than two (2) Business Days prior to such Closing Date and/or the Option Closing Date.

(h) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representative an agreement substantially in the form of Exhibit A hereto from each of the Company’s officers, directors, and security holders of the Company’s Ordinary Shares or securities convertible into or exercisable for the Company’s Ordinary Shares listed on Schedule D hereto.

(i) Exchange Listing. The Offered Securities to be delivered on the Closing Date and/or the Option Closing Date shall have been approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.

(j) Company Counsel Opinions. On the Closing Date and/or the Option Closing Date, if any, the Representative shall have received:

(i)	the favorable opinion of Loeb & Loeb LLP, U.S. securities counsel to the Company, dated as of such date, addressed to the Representative, including negative assurances, in form and substance reasonably satisfactory to the Representative;

(ii)	the favorable opinion of Ogier (Cayman)LLP, Cayman Islands counsel to the Company, in form and substance reasonably satisfactory to the Representative; and

(iii)	the favorable opinion of Messrs. M.Scully Advocates and Solicitors, Malaysian counsel to the Company, in form and substance reasonably satisfactory to the Representative; and

(iv)	the favorable opinion of [●], PRC counsel to the Company for certain legal matters, including certifying the full compliance with PRC Overseas Investment and Listing Rules and Regulations and the Trial Measures, in form and substance reasonably satisfactory to the Representative.

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The Representative shall rely on the opinions of the Company’s special Cayman Islands counsel, Ogier (Cayman) LLP, filed as Exhibit 5.1 to the Registration Statement, as to the due incorporation and validity of the Offered Securities.

(k) No Objections. FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms.

(l) Additional Documents. On or before the Closing Date and/or the Option Closing Date, the Representative and Representative’s counsel shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Offered Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by written notice to the Company at any time on or prior to the Closing Date and/or the Option Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4 (with respect to the reimbursement of out-of-pocket accountable, bona fide expenses actually incurred by the Representative) and Section 7 shall at all times be effective and shall survive such termination.

SECTION 6. Effectiveness of this Agreement. This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification (including by way of oral notification from the reviewer at the Commission) by the Commission to the Company of the effectiveness of the Registration Statement under the Securities Act.

SECTION 7. Indemnification.

(a) Indemnification by the Company.

(i) General. The Company shall indemnify and hold harmless to the fullest extent permitted by applicable law the Underwriters, their respective affiliates and each of their respective directors, officers, members, employees and agents and each person, if any, who controls such Underwriters within the meaning of Section 15 of the Securities Act of or Section 20 of the Exchange Act (collectively the “Underwriters Indemnified Parties,” and each a “Underwriters Indemnified Party”) from and against any losses, claims, fines (which may be imposed by any governmental authority, including the CSRC), damages, liabilities (including in settlement of any litigation if such settlement is effected with the prior written consent of the Company), or actions, including shareholder actions, joint or several, to which such Underwriters Indemnified Parties may become subject under applicable federal or state law, or otherwise, arising out of (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Securities Act Regulations, or arise out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) an untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereto, or in any other materials used in connection with the Offering, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offered Securities, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iv) in whole or in part any inaccuracy in any material respect in the representations and warranties of the Company contained herein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, fine, damage, expense or liability arises out of or is based upon an untrue statement in, or omission from any preliminary prospectus, any Registration Statement or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus or in any other materials used in connection with the Offering made in reliance upon and in conformity with the Underwriters Information. The Company will not be liable to any Underwriters Indemnified Party under the foregoing indemnification and reimbursement provisions: (i) for any settlement by an Underwriters Indemnified Party effected without its prior written consent (not to be unreasonably withheld); or (ii) to the extent that any liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the Underwriters Indemnified Party’s willful misconduct or gross negligence. The indemnification obligations under this Section 7(a) are not exclusive and will be in addition to any liability, which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriters Indemnified Party. The Company agrees that without the Underwriters’ prior written consent, which shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification could be sought under the indemnification provisions of this Agreement (whether or not the Representative or any other Underwriters Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriters Indemnified Party from liability arising out of such claim, action or proceeding. The reimbursement, indemnification and contribution obligations of the Company required hereby shall be due and payable as every liability and expense is incurred and is due and payable, and in such amounts as fully satisfy each and every liability and expense.

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(ii) Witness. In the event that an Underwriters Indemnified Party is required to appear as a witness in any action brought by or on behalf of or against the Company in which such Underwriters Indemnified Party is not named as a defendant, the Company agrees to promptly reimburse the Underwriters on a monthly basis for all expenses incurred by it in connection with such Underwriters Indemnified Party’s appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel.

(iii) Multiple Claims. If multiple claims are brought with respect to at least one of which indemnification is permitted under applicable law and provided for under this Agreement, the Company agrees that any judgment or arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the judgment or arbitration award expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.

(b) Indemnification by the Underwriters. The Underwriters shall indemnify and hold harmless the Company and the Company’s affiliates and each of their respective directors, officers, employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively the “Company Indemnified Parties” and each a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities (including in settlement of any litigation if such settlement is effected with the prior written consent of the Underwriters) arising out (i) any untrue statement of a material fact contained in any preliminary prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Securities Act Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission to state in any preliminary prospectus, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) of the Securities Act Regulations, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse the Company for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability, action, investigation or proceeding, as such fees and expenses are incurred, but in each case only to the extent that the untrue statement or omission was made in reliance upon and in conformity with the Underwriters Information. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by the Underwriters under this Section 7(b) exceed the total discounts received by the Underwriters in connection with the Offering. The indemnification obligations under this Section 7(b) are not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Company Indemnified Party.

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(c) Procedure. Promptly after receipt by an indemnified party under this Section 7 of notice of any intention or threat to commence an action, suit or proceeding or notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially adversely prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7(a) or 7(b), as applicable, for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a), (ii) the Indemnified Party has reasonably concluded (based upon advice of counsel to the Indemnified Party) that there are legal defenses available to the Indemnified Party that are not available to the Company, or that there exists a conflict or potential conflict of interest (based upon advice of counsel to the Indemnified Party) between the Indemnified Party and the Company that makes it impossible or inadvisable for counsel to the Company to conduct the defense of both parties (in which case the Company will not have the right to direct the defense of such action on behalf of the Indemnified Party), or (iii) the Company has not in fact employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action within a reasonable time after receiving notice of the action, suit or proceeding, in each of which cases the reasonable fees, disbursements and other charges of such counsel will be at the expense of the Company; provided, further, that in no event shall the Company be required to pay fees and expenses for more than one firm of attorneys (and local counsel) representing the Indemnified Party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action. Subject to this Section 7(c), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

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(d) Contribution. If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or Section 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof), as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the indemnifying party or parties and the indemnified parry or parties from the Offering, or (ii) if the allocation provided by clause (i) of this Section 7(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(d) but also the relative fault of the indemnifying party or parties and the indemnified party or parties with respect to the statements, omissions, acts or failures to act which resulted in such loss, claim, damage, expense or liability (or any action, investigation or proceeding in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters with respect to the Offering shall be deemed to be in the same proportion as the total proceeds from the Offering purchased by investors as contemplated by this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts received by the Underwriters in connection with the Offering, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by the Underwriters for use in any preliminary prospectus, any Registration Statement or the Prospectus, or in any amendment or supplement thereto, consists solely of the Underwriters Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(d) be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage, expense, liability, action, investigation or proceeding referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such loss, claim, damage, expense, liability, action, investigation or proceeding. Notwithstanding the provisions of this Section 7(d), the Underwriters shall not be required to contribute any amount in excess of the total discounts received in cash by the Underwriters in connection with the Offering less the amount of any damages that the Underwriters have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act.

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SECTION 8. Termination of this Agreement. Prior to the Closing Date, whether before or after notification by the Commission to the Company of the effectiveness of the Registration Statement under the Securities Act, this Agreement may be terminated by the Representative by written notice given to the Company if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by Nasdaq; (ii) a general banking moratorium shall have been declared by any U.S. federal or Cayman Islands authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions that, in the reasonable judgment of the Representative, is material and adverse and makes it impracticable to market the Offered Securities in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities, (iv) the Company fails or refuses to comply with the material terms or to fulfill any of the material conditions of this Agreement, or for any reason the Company shall be unable to perform its obligations under this Agreement; (v) the company fails to comply with all the regulatory requirements under the applicable PRC laws including but not limited to Trial Measures; or (vi) other regulatory approval (including but not limited to Nasdaq approval) for the Offering is denied, conditioned or modified and as a result it makes it impracticable for the Representative to proceed with the offering, sale and/or delivery of the Offered Securities or to enforce contracts for the sale of the Offered Securities. Except as otherwise stated in this section, the Agreement may not be terminated by the Company prior to the Closing Date, other than for Cause (as defined herein). Any termination pursuant to this Section 8 shall be without liability on the part of (a) the Company to any of the Underwriters, except that the Company shall be, subject to demand by the Underwriters, obligated to reimburse the Representative for only those documented out-of-pocket expenses (including the reasonable fees and expenses of the Representative’s counsel and other out-of-pocket expenses including, but not limited to, travel, due diligence expenses, roadshow, cost of book building, prospectus tracking and compliance software for the offering, and costs associated with bound volumes of the offering materials and commemorative mementos and lucite tombstones), actually incurred by the Representative in connection herewith as allowed under FINRA Rule 5110, less any amounts previously paid by the Company; (b) the Underwriters to the Company, or (c) of any party hereto to any other party except that the provisions of Section 4 (with respect to the reimbursement of out-of-pocket accountable, bona fide expenses actually incurred by the Representative) and Section 7 shall at all times be effective and shall survive such termination. Notwithstanding the foregoing, any advance received by the Representative will be reimbursed to the Company to the extent not actually incurred in compliance with FINRA Rule 5110(g)(4)(A). Upon termination or expiration of this Agreement, unless the Company terminates this Agreement for “Cause” as defined below or the Underwriters s material failure to provide the underwriting services contemplated by this Agreement, if the Company subsequently completes any public or private financing with any investors introduced to the Company by the Underwriters and not-known to the Company before such introduction at any time during the eighteen (18) months after such termination, then the Underwriters shall be entitled to receive the compensation as set forth in this Agreement. “Cause,” for the purpose of this Agreement, shall mean an uncured material breach of the Agreement by the Underwriters or a material failure by the Underwriters to provide the underwriting services contemplated hereunder. In the event that the Company believes that the Underwriters has engaged in conduct constituting Cause, it must first notify the Underwriters in writing of the facts and circumstances supporting such an assertion(s) and allow the Underwriters thirty (30) days to cure such alleged conduct. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Offered Securities sold hereunder and any termination of this Agreement.

SECTION 9. No Advisory or Fiduciary Responsibility. The Company hereby acknowledges that the Underwriters are acting solely as Underwriters in connection with the Offering. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s-length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the Offering, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto, including, without limitation, any negotiation related to the pricing of the Offered Securities; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

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SECTION 10. Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase the Firm Shares, and if the Firm Shares with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate ten percent (10%) of the number of Firm Shares, each non-defaulting Underwriter, acting severally and not jointly, agrees to subscribe for and purchase from the Company that number of Default Securities that bears the same proportion to the total number of Default Securities then being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters; subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Securities exceeds ten percent (10%) of the number of Firm Shares, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to subscribe for and purchase the Default Securities on the terms contained herein. In the event that within five (5) calendar days after such default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 10, this Agreement shall thereupon terminate pursuant to Section 8, without liability on the part of the Company with respect thereto the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of their liability, if any, to the other Underwriters and the Company for damages related to its or their default hereunder.

(c) In the event that any Default Securities are to be subscribed for and purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of the Representative’s counsel, may be necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Default Securities.

Section 11. Tail Financing/M&A Transaction. The Representative shall be entitled to a cash fee equal to seven percent (7%) of the gross proceeds received by the Company, and non-accountable expense equal to 0.5% of the gross proceeds received by the Company from the sale of any equity, debt and/or equity derivative instruments to any investor actually introduced by the Representative to the Company which the Company has direct knowledge of such investor’s participation during the Engagement Period (as defined below, excluding any existing investor of the Company or its subsidiaries or affiliates, provided that the Company provides a list of its existing shareholders upon the execution date of this Agreement), in connection with any public or private financing or capital raise (each, a “Tail Financing”), or any merger, acquisition or sale of stock or assets (in which the Company may be the acquiring or acquired entity), joint-venture, strategic alliance or other similar transaction (each, a “M&A Transaction”) and such Tail Financing or M&A Transaction is consummated within the eighteen (18) month period following the expiration or termination of the Engagement Period (the “Tail Period”).

“Engagement Period” shall refer to the period commencing from February 10, 2025, the date the Company engaged the Representative, (the “Engagement Date,”) to the earlier of (i) October 15, 2025, or (ii) the final closing, if any, of the Offering.

The Company, pursuant to FINRA Rule 5110(g)(5), shall have the right to terminate the Agreement for Cause. Any such termination for Cause shall terminate any obligation of the Company to pay any cash fee or non-accountable expense pursuant to this Section 11.

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Section 12. Right of First Refusal. The Company agrees that following the Closing of the Offering, and provided that the Offered Securities are sold in accordance with the terms of this Agreement, it shall provide the Representative the right of first refusal (“Right of First Refusal”) for a period of twelve (12) months after the date the Offering is completed to act as sole investment banker, sole book-runner, and/or sole placement agent (collectively, “Future Services”), at the Representative’s sole discretion, for each and every future public and private equity and debt offering, including all equity linked financings (each, a “Subject Transaction”) of the Company, or any successor to or any current or future subsidiary of the Company, on terms and conditions customary to the Representative for such Subjection Transaction. The Representative shall have the sole right to determine whether any other broker dealer shall have the right to participate in a Subject Transaction and the economic terms of such participation. For the avoidance of doubt, the Company shall not retain, engage, or solicit any additional investment banker, book-runner, financial advisor, underwriter and/or placement agent for Future Services without the express written consent of the Representative. In the event the Company notifies the Representative of its intention to pursue an activity that would enable the Representative to exercise its Right of First Refusal to provide Future Services, the Representative shall notify the Company of its election to provide such Future Services, including notification of the compensation and other terms to which the Representative claims to be entitled, within ten (10) Business Days after receipt of such written notice by the Company. In the event the Company engages the Representative to provide such Future Services, the Representative will be compensated as mutually agreed by the Company and the Representative. The Representative may elect, in its sole and absolute discretion, not to exercise its Right of First Refusal with respect to any Subject Transaction; provided that any such election by the Representative shall not adversely affect the Representative’s Right of First Refusal with respect to any other Subject Transaction. The terms and conditions of any such engagements shall be set forth in separate agreements and may be subject to, among other things, satisfactory completion of due diligence by the Representative, market conditions, the absence of a Material Adverse Change to the Company’s business, financial condition and prospects, approval of the Representative’s internal committee and any other conditions that the Representative may deem appropriate for transactions of such nature. If the Representative fails to exercise its Right of First Refusal with respect to any Subject Transaction within such ten (10) Business Days period, then the Representative shall have no further claim or right with respect to such specific Subject Transaction. Pursuant to FINRA Rule 5110, the Company shall have the right to terminate this Agreement for Cause if the Underwriters materially fails to provide the services set forth in this Agreement. Additionally, in the event the Company exercises its right to terminate for Cause, any obligations with respect to any payment pursuant to the Right of First Refusal shall be eliminated.

SECTION 13. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, emailed or telecopied and confirmed to the parties hereto as follows:

If to the Representative:

D. Boral Capital LLC

590 Madison Avenue

New York, NY 10022

Attn: [●]

Email: [●]

With a copy (which shall not constitute notice) to:

Ortoli Rosenstadt LLP
366 Madison Avenue, 3rd Fl.
New York, NY 10017

Attn: Mengyi “Jason” Ye, Esq.

Email: jye@orllp.legal

If to the Company:

Antharas Inc

140, Jalan Maarof

Bangsar 59100,

Kuala Lumpur, Malaysia

Attn: [●]

Email: [●]

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With a copy (which shall not constitute notice) to:

Loeb & Loeb LLP

2206-19 Jardine House

1 Connaught Road Central

Hong Kong SAR

Email: [●]

Attention: [●]

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Offered Securities as such merely by reason of such purchase.

SECTION 15. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 16. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to conflict of laws principles thereof.

SECTION 17. Consent to Jurisdiction; Submission to Jurisdiction; Trial by Jury; Enforceability of Judgment.

No legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby (each, a “Related Proceeding”) may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts (collectively, the “Specified Courts”) shall have jurisdiction over the adjudication of any Related Proceeding, and the parties to this Agreement hereby irrevocably consent to the exclusive jurisdiction the Specified Courts and personal service of process with respect thereto. The parties to this Agreement hereby irrevocably waive any objection to the laying of venue of any Related Proceeding in the Specified Courts and irrevocably waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. Any process or summons to be served upon any party hereto may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon any party hereto in any action, proceeding or claim. The Company and the Underwriters agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor as determined in a final judgment by a court of competent jurisdiction. The Company and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

The Company agrees that any final judgment against the Company for a fixed or readily calculable sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or any transaction contemplated herein and therein would be recognized and enforced, without re-examination or review of the merits of the underlying dispute by the courts of the Cayman Islands or Malaysia, or the cause of action in respect of which the original judgment was given or re-litigation of the matters adjudicated upon, by an action commenced on the foreign judgment debt in the courts of the Cayman Islands or the courts of Malaysia, provided that (i) with respect to courts of the Cayman Islands (a) such New York Court had proper jurisdiction over the parties subject to such judgment and the Company submitted to such jurisdiction; (b) the judgment given by the foreign court was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the Company; (c) in obtaining judgment there was no fraud on the part of the person in whose favor judgment was given, or on the part of the foreign court; (d) recognition or enforcement of the judgment in the Cayman Islands would not be contrary to public policy; (e) the proceedings pursuant to which judgment was obtained were not contrary to natural justice; and (f) the judgment given by the foreign court is not the subject of an appeal; (ii) with respect to the courts of Malaysia, subject to the judicial discretion under common law, (a) an separate legal action was brought at common law in a Malaysia court to enforce such judgment; (b) such judgment was a final judgment conclusive upon the merits of the claim; (c) such judgement was for a liquidated amount in a civil matter and not in respect of taxes, fines, penalties, or similar charges; (d) such judgement was not obtained by fraud; (e) the proceedings in which such judgment was obtained were not opposed to natural justice; (f) the enforcement or recognition of such judgment would not be contrary to the public policy of Malaysia; (g) the court of the United States was jurisdictionally competent; and (h) such judgment was not in conflict with a prior Malaysia judgment. The Company is not aware of any reason why the enforcement in the Cayman Islands or Malaysia of such a New York Court judgment would be, as of the date hereof, contrary to natural justice of the public policy of the Cayman Islands or Malaysia.

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SECTION 18. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the Offering. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 7, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 7 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the officers or employees of the Underwriters, any person controlling any of the Underwriters, the Company, the officers or employees of the Company, or any person controlling the Company, (ii) acceptance of the Offered Securities and payment for them as contemplated hereby and (iii) termination of this Agreement.

Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, the Underwriters’ officers and employees, any controlling persons referred to herein, the Company’s directors and the Company’s officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” shall not include a purchaser of any of the Offered Securities from the Underwriters merely because of such purchase.

[Signature Page Follows]

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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ANTHARAS Inc

By:
Name:
Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative as of the date first above written.

D. BORAL CAPITAL LLC

By:
Name:
Title:

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SCHEDULE A

Underwriters	Number of Firm Shares
D. Boral Capital LLC	[●]
Total	[●]

SCHEDULE B

Issuer Free Writing Prospectus(es)

SCHEDULE C

Pricing Information

Number of Firm Shares: [●] Ordinary Shares

Number of Additional Shares: [●] Ordinary Shares

Public offering price per Ordinary Share: $[●]

Underwriting discount per Ordinary Share: (i) $[●] per share with respect to investors introduced to the Company by the Underwriters, and (ii) $[●] per share with respect to investors introduced solely by the Company

Proceeds to Company per Ordinary Share (before expenses): (i) $[●] per share with respect to investors introduced to the Company by the Underwriters, and (ii) $[●] per share with respect to investors introduced solely by the Company

SCHEDULE D

Lock-Up Parties

Lock-up Parties	Ordinary Shares Beneficially Owned	Ordinary Shares Subject to Lock-up	Lock-up Period
Dato’ Dr. Su Cheng Tan	[●]	[●]	[●]
Kean Yong Teh	[●]	[●]	[●]
Janine Yen Ling Foo	[●]	[●]	[●]
Dato’ Sri Adnan bin Wan Mamat	[●]	[●]	[●]
Kin Yip Eddy Ho	[●]	[●]	[●]
Mee Ling Ho	[●]	[●]	[●]
[●]

SCHEDULE E

Subsidiaries

Subsidiaries	Jurisdiction of Incorporation
Antharas Hills Sdn Bhd	Malaysia
Antharas M Sdn Bhd	Malaysia
PDI Design and Technologies Sdn Bhd	Malaysia
Zhiyuanjiu (Chengdu) Technology Co Ltd	Peoples Republic of China

SCHEDULE F

Written Testing the Waters Communications

[●]

EXHIBIT A

Form of Lock-Up Agreement

_________, 2025

D. Boral Capital LLC

590 Madison Avenue, 39th Floor

New York, New York 10022

Ladies and Gentlemen:

This Lock-Up Agreement (this “Agreement”) is being delivered to D. Boral Capital LLC, acting as the representative (the “Representative”) to the several underwriters (the “Underwriters”) in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) between Antharas Inc, a Cayman Islands exempted holding company (the “Company”), and the Underwriters, relating to the proposed public offering (the “Offering”) of ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), of the Company.

In order to induce the Underwriters to continue their efforts in connection with the Offering, and in light of the benefits that the offering of the Ordinary Shares will confer upon the undersigned in its capacity as a shareholder and/or an officer, director or employee of the Company, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representative that, during the period beginning on and including the date of this Agreement through and including the date that is 180 days after the closing of the Offering (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of directly or indirectly, or announce the intention to otherwise dispose of, any Ordinary Shares, now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Ordinary Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as amended, and as the same may be amended or supplemented on or after the date hereof from time to time (the “Securities Act”) (such shares, the “Beneficially Owned Shares”) or securities convertible into or exercisable or exchangeable for Ordinary Shares, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of capital shares of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of the Company or such other securities, in cash or otherwise; or (iii) engage in any short selling of the Ordinary Shares.

The restrictions set forth in the immediately preceding paragraph shall not apply to:

(1) if the undersigned is a natural person, any transfers made by the undersigned (a) as a bona fide gift to any member of the immediate family (as defined below) of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned or members of the undersigned’s immediate family, (b) by will or intestate succession upon the death of the undersigned, (c) as a bona fide gift to a charity or educational institution, (d) any transfer pursuant to a qualified domestic relations order or in connection with a divorce; or (e) if the undersigned is or was an officer, director or employee of the Company, to the Company pursuant to the Company’s right of repurchase upon termination of the undersigned’s service with the Company. For purposes of this subparagraph, “immediate family” shall mean a spouse, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of the undersigned; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act;

(2) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of a similar equity interest in, the undersigned, as the case may be, if, in any such case, such transfer is not for value;

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(3) if the undersigned is a corporation, partnership, limited liability company or other business entity, any transfer made by the undersigned (a) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s share capital, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this Agreement or (b) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined below) of the undersigned and such transfer is not for value;

(4) (a) exercises of stock options or equity awards granted pursuant to an equity incentive or other plan or warrants to purchase Ordinary Shares or other securities (including by cashless exercise to the extent permitted by the instruments representing such stock options or warrants so long as such cashless exercise is effected solely by the surrender of outstanding stock options or warrants to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price), provided that in any such case the securities issued upon exercise shall remain subject to the provisions of this Agreement (as defined below); (b) transfers of Ordinary Shares or other securities to the Company in connection with the vesting or exercise of any equity awards granted pursuant to an equity incentive or other plan and held by the undersigned to the extent, but only to the extent, as may be necessary to satisfy tax withholding obligations pursuant to the Company’s equity incentive or other plans;

(5) the occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of effective control (whether through legal or beneficial ownership of share capital of the Company, by contract or otherwise) of 100% of the voting securities of the Company, (b) the Company merges into or consolidates with any other entity, or any entity merges into or consolidates with the Company, (c) the Company sells or transfers all or substantially all of its assets to another person, or (d) provided, that, the Ordinary Shares received upon any of the events set forth in clauses (a) through (c) above shall remain subject to the restrictions provided for in this Agreement;

(6) the Offering;

(7) transfers consented to, in writing by the Representative;

(8) transactions relating to Ordinary Shares acquired in open market transactions after the completion of the Public Offering; provided that, no filing by any party under the Exchange Act or other public announcement shall be required or shall be voluntarily made in connection with such transfer; provided however, that in the case of any transfer described in clause (1), (2) or (3) above that, (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Representative a lock-up agreement substantially in the form of this lock-up agreement, (iii) no filing under Section 13 of the Exchange Act or other filing or public announcement shall be required or shall be voluntarily made;

(9) the receipt by the undersigned from the Company of Ordinary Shares upon the vesting of restricted share awards or share units or upon the exercise of options to purchase the Company’s Ordinary Shares issued under an equity incentive plan of the Company or an employment arrangement described in the Pricing Prospectus (as defined in the Underwriting Agreement) (the “Plan Shares”) or the transfer of Ordinary Shares or any securities convertible into Ordinary Shares to the Company upon a vesting event of the Company’s securities or upon the exercise of options to purchase the Company’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax obligations of the undersigned in connection with such vesting or exercise, but only to the extent such right expires during the Lock-up Period, provided that no filing under Section 13 of the Exchange Act or other public announcement shall be required or shall be voluntarily made within 90 days after the date of the Underwriting Agreement, and after such 90th day, if the undersigned is required to file a report under Section 13 or Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of Ordinary Shares during the Lock-Up Period, the undersigned shall include a statement in such schedule or report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such vesting or exercise and, provided, further, that the Plan Shares shall be subject to the terms of this lock-up agreement;

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(10) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Lock-Up Securities, provided that (i) such plan does not provide for the transfer of Lock-Up Securities during the Lock-Up Period and (ii) no public announcement or filing under the Exchange Act will be voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan; and

(11) the transfer of Lock-Up Securities that occurs by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, provided that the transferee agrees to sign and deliver a lock-up agreement substantially in the form of this lock-up agreement for the balance of the Lock-Up Period, and provided further, that any filing under Section 13 of the Exchange Act that is required to be made during the Lock-Up Period as a result of such transfer shall include a statement that such transfer has occurred by operation of law (collectively, “Permitted Transfers”). In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of the undersigned’s Lock-Up Securities except in compliance with the foregoing restrictions.

In addition, the restrictions set forth herein shall not prevent the undersigned from (i) entering into a sales plan pursuant to Rule 10b5-1 under the Exchange Act after the date hereof, provided that (a) a copy of such plan is provided to the Representative promptly upon entering into the same and (b) no sales or transfers may be made under such plan until the Lock-Up Period ends or this Agreement is terminated in accordance with its terms (ii) the issuance of Ordinary Shares in connection with the exercise of outstanding warrants of the Company; provided that this lock-up agreement shall apply to any of the undersigned’s shares issued upon such exercise, or (iii) the issuance of securities in connection with an acquisition or a strategic relationship which may include the sale or equity securities; provided, that none of such shares shall be saleable in the public market until the expiration of the Lock-up Period

If (i) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of such material news or material event, as applicable, unless the Representative waives, in writing, such extension.

If the undersigned is an officer or director of the Company, (i) the Representative agrees that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Ordinary Shares, the Representative will notify the Company of the impending release or waiver. Any release or waiver granted by the Representative hereunder to any such officer or director shall only be effective two business days after the publication date of such press release; provided, that such press release is not a condition to the release of the aforementioned lock-up provisions due to the expiration of the Lock-Up Period. The provisions of this paragraph will also not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

In furtherance of the foregoing, (1) the undersigned also agrees and consents to the entry of stop transfer instructions with any duly appointed transfer agent for the registration or transfer of the securities described herein against the transfer of any such securities except in compliance with the foregoing restrictions, and (2) the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement has been duly authorized (if the undersigned is not a natural person), executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Agreement and all authority herein conferred are irrevocable and shall survive the death or incapacity of the undersigned (if a natural person) and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned for the term of the Lock-Up Period.

This Agreement shall automatically terminate upon the earliest to occur, if any, of (1) either the Representative, or the Company, advising the other in writing, they have determined not to proceed with the Offering, (2) termination of the Underwriting Agreement before the sale of the Ordinary Shares, or (3) the withdrawal of the Registration Statement.

The undersigned acknowledges that no assurances are given by the Company or the Underwriters that any Offering will be consummated. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

[Signature Page Follows]

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Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

# of Ordinary Shares Held by Signatory:

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